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                                     UPRIGHT
                                INVESTMENTS TRUST




                               UPRIGHT GROWTH FUND






                               September 30, 1999


                                  Annual Report

November 8,1999

Dear Shareholder:

We are pleased to present you the first annual report of the Upright Growth Fund, for the period of January 21, 1999 (inception date) to September 30, 1999. Over this period, the Fund produced a total return of 0.8%. This is compared to 2.97% for the S & P 500 (large companies), and 0% for the Russell 2000 (smaller companies).

Market Review

Most investors get the impression that a strong domestic economy, low inflation, and increased stability in the emerging economies should support a strong stock market. However, the performance of the S & P 500 index and the Russell 2000 during this period is not indicative of this fact. Some growth companies from the beginning of this year to September 30 were actually hit quite hard. They were down at least 30%, such as, Coca-Cola (-28%), Disney (-13%), Philip Morris (-36%), Gillette (-29%), AT&T (-14%), Sears (-26%), etc.

In summary, on October 31, 1999, only 31% of the stocks on the New York Stock Exchange (NYSE) were up. In other words, almost 70% of the stocks on the NYSE were down and a couple of sectors were down from the peak over 20%, such as financial, insurance, and health care. These sectors and out of favor growth companies will provide us a great buying opportunity in the future.

Investment Strategy

As of September 30, 1999, the Fund has 41% cash on hand. It is able to provide the investment funds for us to commit to some greater growth companies that we have been waiting for. Therefore, our investment strategies in the next quarter or two are as follows:

(1) Invest our cash during the financial service sector's correction. We are optimistic about the financial sector for the following reasons: (a) Ongoing deregulation of the financial services industry, both at home and abroad, is creating enormous opportunities for leading companies.
     (b) As legislation changes, corporations will be able to offer banking, insurance and brokerage services to customers under one umbrella. Under this situation, many companies may be driven to consolidate in the near future.

(2)  Continue  to  hold  the  technology  and  health  care  sectors,   such  as
     telecommunication, semiconductor, software, and pharmaceutical companies.

(3) The Fund will be more focused on 40-60 stocks compared to most other growth funds. This will provide the fund enough diversification and reduce the volatility.

Portfolio Review

Over the last eight months, the Fund allocated 20.12 % in the technology sector(including computer, electronic and cable sector), 4.35 % in the financial service sector, 6.59 % in the health care sector, 1.25 % in the retail sector. However, this eight-month period was a time characterized by strong performance in technology stocks. Indeed, this sector led the market up from the last October market low. The best performing companies in the fund pertaining to the technology sector were AVX Corp, Adaptec, BMC Software, Citrix system, Micron Technology and R.F.
Micro Device Inc.

The volatility presents opportunities as well. The sharp price swings in many technology stocks present us with the chance to pick up good growth stocks while they are set back. The above mentioned technology stocks that the Fund purchased were good examples.

The Medical sectors did not perform as well as we expected. Only Roberts Pharmaceutical did well. The others were lagged with the S & P 500 over the same period. However, we believe that the fundamental drivers for this sector is still sound. Companies such as as Barr Laboratories, Merck & Co. and Watson Pharmaceuticals are still attractive, and they will eventually reward the patient investors.

During this period, the worst performers in the fund were AT&T, Mckesson Hboc Inc and Wet Seal Inc. Nonetheless, we still have a positive outlook for AT&T, which is one of the leading companies for telecommunication. Mckesson was hit hard due to the acquisition of Hboc. Even though the accounting irregularities of Hboc caused the stock's downward plunge, the McKesson's core business remains sound, and Hboc's business represents only a small portion of the companies.

Our Y2K preparation continues to be on schedule, and we remain confident that we are prepared for this coming millennium.

We would like to take this opportunity to thank our shareholders for their confidence and patience with us. We will continue to do our best and seek rewarding returns on your behalf.


Best regards,



--------------------------------
David Y.S. Chiueh
President, Portfolio Manager

                               Upright Growth Fund
                             Schedule of Investments
                               September 30, 1999

                                                        SHARES        VALUES

Securities/Common Stocks
    BANK                                     0.88%
         FIRST UNION CORP                                200          $7,125

    BUILDING                                 1.11%
         ARMSTRONG WORLD IND INC                         200           8,987

    CABLE                                    1.76%
         UNITEDGLOBALCOM INC CL A  *                     200          14,325

    COMPUTER                                10.82%
         ADAPTEC INC  *                                  200           7,938
         B M C SOFTWARE INC  *                           100           7,156
         CITRIX SYSTEMS INC   *                          200          12,388
         COMPAQ COMPUTER CORP.                           100           2,287
         INTL BUSINESS MACH CORP                         200          24,200
         INTL NETWORK SERVICES  *                        150           8,156
         NETWORK APPLIANCE INC  *                        100           7,162
         NOVELL INC   *                                  200           4,138
         3 COM CORP  *                                   500          14,375
                                                                      87,800

    CONSUMER                                 0.66%
         CENDANT CORP  *                                 300           5,325

    DEFENSE                                  1.85%
         BOEING CO                                       200           8,525
         LOCKHEED MARTIN CORP.                           200           6,538
                                                                      15,063
    ELECTRONIC                               7.54%
         A V X CORP                                      300          10,537
         INTEL CORP                                      200          14,863
         MICRON TECHNOLOGY INC  *                        400          26,600
         R F MICRO DEVICES INC  *                        200           9,150
                                                                      61,150
    ENERGY                                   2.10%
         CALPINE CORP  *                                 200          17,013


                 See accompanying notes to financial statements

                                                       SHARES         VALUES
    FINANCIAL                                4.35%
         ADVANTA CORP CL A                               600          $8,775
         FIRST DATA CORP                                 200           8,775
         KNIGHT/TRIMARK GROUP INC-CL A *                 600          17,775
                                                                      35,325
    FOOD                                     1.37%
         RALSTON PURINA  CORP                            400          11,150

    HOUSEHOLD                                1.15%
         SALTON INC  *                                   300           9,300

    LEISURE                                  2.19%
         CALLAWAY GOLF CO                                400           4,875
         INTL GAME TECH.  *                              400           7,200
         MATTEL INC                                      300           5,700
                                                                      17,775
    MEDICAL                                  6.59%
         BARR LABORATORIES INC  *                        300           9,525
         I C N PHARMACEUTICALS                           400           6,875
         MCKESSON HBOC INC                               100           2,900
         MERCK & CO INC                                  200          12,962
         ROBERTS PHARMACEUTICAL CORP. *                  500          15,125
         WATSON PHARMACEUTICALS INC  *                   200           6,113
                                                                      53,500
    OIL                                      0.75%
         TRANSOCEAN OFFSHORE INC                         200           6,125

    PROTECTION                               0.66%
         WACKENHUT CORRECTIONS  *                        400           5,350

    RETAIL                                   1.25%
         ABERCROMBIE & FITCH CL A  *                     200           6,812
         WET SEAL INC CL A  *                            200           3,313
                                                                      10,125
    TELECOMMUNICATION                        6.98%
         A T&T CORP                                      400          17,400
         ALCATEL ALSHOM ADR    +                         300           8,325
         GENERAL INSTRUMENT CORP  *                      200           9,600
         NIPPON TEL & TEL CO  +                          200          12,337
         NOKIA CORP  +                                   100           8,988
                                                                      56,650



                    See accompanying notes to financial statements

                                                       SHARES         VALUES

TEXTILE                                      1.59%
         NAUTICA ENTERPRISES INC  *                      800          12,900

    TOBACCO                                  1.26%
         PHILIP MORRIS COS INC                           300          10,256

    TRANSPORTATION                           0.81%
         CONTINENTAL AIRLINES INC-CL B  *                200           6,550

    UTILITY                                  2.19%
         TELEPHONE & DATA SYSTEMS INC                    200          17,762


Total Securities/Common Stocks (cost $467,325)  57.86%               469,556
----------------------------------------------                       -------

Cash EquivalentS                            41.44%
Fifth/Third Bank repurchase
agreement                                                            136,258
     due  10/01/99 at 4.78%
Fifth/Third Bank Treasury Obligations Fund
4.89%                                                                200,000
Total Cash Equivalents (cost $336,258)                               336,258
Total Securities  (cost  $803,583)          99.30%
                                                                     -------
                                                                     805,814
Other assets less liabilities                0.70%                     5,656
                                                                       -----


Net Assets                                 100.00%                  $811,470



* Non-income producing security


+ American Depository Receipt


                 See accompanying notes to financial statements

UPRIGHT  GROWTH  FUND


                       Statement of Assets and Liabilities
                               September 30, 1999


   Assets:
   Investment in securities, at value ( cost $803,583)                $805,814
                                             --------
   Security Sales Receivable                                             9,812
   Dividends Receivable                                                    361
   Accrued Interest Receivable                                             436
   Accounts Receivable --Advisor                                         3,001
   Total Assets                                                        819.424

   Liabilities:

   Accrued Custodian Fees                                   583
   Accrued Professional  Fees                             7,371
   Total Liabilities                                                     7,954

   Net Assets                                                          811,470
   Net assets consist of:
   Paid in capital                                                     807,604
   Accumulated undistributed net investment income                       1,772
   Accumulated undistributed net realized gain (loss)                     (137)
   Net unrealized appreciation(depreciation)                             2,231

   Net Assets for 80,520 shares outstanding                           $811,470

   Net Asset Value and redemption price per share                       $10.08
   Maximum offering price per share, (100/97 of $10.08)                 $10.39



                 See accompanying notes to financial statements

UPRIGHT  GROWTH  FUND
                             Statement of Operations

                     January 21, 1999 1 to September 30, 1999

   Investment Income
   Dividends                                                           $1,385
   Interest                                                             7,732
   Total Income                                                         9,117

   Expenses
   Advisor fees                                      5,650
   Administrative fees                               1,695
   Custodian fees                                    2,353
   Professional fees                                 7,992
   Trustee fees                                        504
   Blue Sky fees                                     1,512
   Insurance fees                                      888


   Total expenses before reductions                                    20,594
   Reimbursement from advisor                                         (13,249)
   Net expenses (after reimbursement)                                   7,345
   Net investment income (Loss)                                         1,772


   Realized and Unrealized Gain (Loss)
   Net realized gain (loss) on:
      Investment securities                                              (137)
      Change in net unrealized appreciation (depreciation) on
      Investment securities                                             2,231
   Net gain (loss)                                                      2,094
      Net increase (decrease) in net assets resulting
      from operations                                                  $3,866


                 See accompanying notes to financial statements

--------
1 Inception of  Fund

UPRIGHT  GROWTH  FUND

                       Statement of Changes in Net Assets
                     January 21, 19991 to September 30, 1999


                                                          September  30,  1999
   Increase (Decrease) in Net Assets
   Operations
      Net investment income                                            $1,772
Net realized gain (loss) on investments                                  (137)
Change in net unrealized appreciation (depreciation)                    2,231
      Net increase (decrease) in net assets from operations             3,866

   Distributions to shareholders
      From net investment income                                            0
      From net realized gain                                                0
      Total distributions                                                   0

   Share transactions
      Net proceeds from sales of shares                               707,604
      Reinvestment of distributions                                         0
      Shares redeemed                                                       0
      Net increase (decrease) in net assets from transaction          707,604
   Total increase (decrease) in net assets                           $711,470

   Net Assets
      Beginning of period                                            $100,000
      End of period (including accumulated
               undistributed net investment Income of $1,772)        $811,470









                  See accompanying notes to financial statement

--------
1 Inception of  Fund

                               UPRIGHT GROWTH FUND



                              Financial Highlights

                     January 21, 1999 to September 30, 1999




   Selected Per-Share Data
   Net asset value, beginning of period                                 $10.00
   Income from investment operations
      Net investment income                                               0.03
      Net realized and unrealized gain (loss) on investments              0.05
      Total from investment operations                                    0.08

   Less Distributions
      From net investment income                                          0.00
      From net realized gain                                              0.00
      Total distributions                                                 0.00
   Net asset value, end of period                                       $10.08

   Total Return                                                          0.8%2

   Ratios and Supplemental Data
   Net assets, end of period                                          $811,470
   Ratio of expenses to average net assets (before
          expense reimbursement)                                          5.47%
   Ratio of expenses to average net assets (after
          expense reimbursement)                                          1.95%
   Ratio of net investment income to average net assets (before
          expense reimbursement)                                         (3.05%)

   Ratio of net investment income to average net assets (after
          expense reimbursement)                                          0.47%
   Portfolio turnover rate                                                8.87%


                 See accompanying notes to financial statements

--------

                            Notes to financial statements

                      UPRIGHT GROWTH FUND
                 NOTES TO FINANCIAL STATEMENTS
                         September 30,1999


1.  SIGNIFICANT ACCOUNTING POLICIES
    ORGANIZATION
    Upright Investments trust (the "Trust") is an open-end management Investment Company organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998. The
    Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which presently consist of one series of shares for the Upright Growth Fund. The Fund's investment objective is to provide long term growth Of capital, with income as a secondary objective.

    SECURITY VALUATION
    The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over- the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

    SECURITY TRANSACTION TIMING
    Security transactions are recorded on the date's transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend data. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

    INCOME TAXES
    It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

    ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      UPRIGHT GROWTH FUND
             NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         September 30, 1999


2.  RELATED PARTY TRANSACTIONS
    David Y. S. Chiueh is an officer of Upright Financial Corporation, the Fund Advisor. He is also an officer and trustee of the Fund.

    Upright Financial Corporation, the Fund's investment advisor, is registered as an investment advisor under the Investment Advisers Act of 1940. As compensation for Upright Financial Corporation's services rendered to the Fund, such Fund pays a fee, computed at an annual rate of 1.50% of its average daily net assets. The Fund has accrued $5,650 of advisor fees through September 30, 1999, none of which have been paid. For the period ended September 30, 1999 the advisor has agreed to waive its fees and reimburse expenses to the extent necessary to limit expenses to 1.95% of average net assets. For the period ended September 30,1999, the advisor waived fees and reimbursed expenses of $13,249.

    Upright Financial Corporation is the Fund's administrator. As compensation for Upright Financial's services rendered to the Fund, such Fund pays a fee computed at an annual rate of .45% of its average daily net assets. The Fund has accrued $1,695 of administration fees through September 30,1999, none of which have been paid.

3.  CAPITAL STOCK AND DISTRIBUTION
    At September 30, 1999,  an unlimited  number of shares were  authorized  and
    paid  in  capital   amounted  to  $807,604  for  the  Upright  Growth  Fund.
    Transactions in capital stock were as follows:

                   Shares Sold              70,520
                   Shares Redeemed               0
                   Net Increase             70,520
                   Shares Outstanding:
                    Beginning of period     10,000
                    End of period           80,520

4.  SALES CHARGE
    The sales charge for shares of the Fund are outlined below:

                            As a % of
    Investment            Offering Price      Net Amount Invested

    Up to $49,999              3.0%                   3.09%
    $ 50,000 -  99,999         2.5%                   2.56%
    $100,000 - 249,999         2.25%                  2.30%
    $250,000 - 499,999         1.75%                  1.78%
    $500,000 - 749,999         1.50%                  1.52%
    $750,000 - 999,999         1.25%                  1.27%
    $1 million and up           .75%                   .76%

                      UPRIGHT GROWTH FUND
             NOTES TO FINANCIAL STATEMENTS (CONT'D)
                         September 30, 1999


5. PURCHASES AND SALES OF SECURITIES
   During the period ended September 30,1999, purchases and sales of investment securities other than U. S. Government obligations and short-term investments aggregated $493,999 and $26,537, respectively. Purchases and sales of U. S. Government obligations aggregated $0 and $0, respectively.



6. SECURITY TRANSACTIONS
   For federal income tax purposes, the cost of investments owned at September 30, 1999 was the same as identified cost.

   At September 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                                               Net Appreciation
       Appreciation      (Depreciation)        (Depreciation)


         $56,782            $54,551               $2,231

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Upright Growth Fund

We have audited the accompanying statement of assets and liabilities of the Upright Growth Fund, including the schedule of portfolio investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and financial highlights for the period from January 21, 1999 to September 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of September 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the period from January 21, 1999 to September 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
October 31, 1999

Upright Growth Fund
Annual Report September 30, 1999


Investment Adviser and Administrator
Upright Financial Corporation
615 West Mt. Pleasant Avenue
Livingston, NJ 07039



Custodian
Fifth Third Bank Corporation
38 Fountain Square Plaza
Cincinnati, Ohio 45263



Independent Auditors
McCurdy & Associates CPA's Inc.
27955 Clemens Road
Westlake, OH 44145



Transfer Agent
Mutual Shareholder Services
1301 East Ninth Street, Suite 1005
Cleveland, OH 44114


Underwriter
Maxus Securities Corp.
1301 East Ninth Street, Suite 3600
Cleveland, OH 44114